Exhibit 10.7

BUILDER ACQUISITION CORP.

4902 Alameda Boulevard, NE

Albuquerque, New Mexico 87113

                            , 2006

Sivage Community Development LLC

4902 Alameda Boulevard, NE

Albuquerque, New Mexico 87113

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Builder Acquisition Corp. (the “Company”) and continuing until (the “Termination Date”) the earlier of the consummation by the Company of a “Business Combination” or the Company’s liquidation (as described in the Company’s IPO prospectus), Sivage Community Development LLC shall make available to the Company certain office and secretarial services as may be required by the Company from time to time, situated at 4902 Alameda Boulevard, NE, Albuquerque, New Mexico 87113. In exchange therefor, the Company shall pay Sivage Community Development LLC the sum of $7,500 per month beginning on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

BUILDER ACQUISITION CORP.

By:
Name:	Michael D. Sivage
Title:	Chairman and Chief Executive Officer

AGREED TO AND ACCEPTED BY:

SIVAGE COMMUNITY DEVELOPMENT LLC

By:
Name:	Michael D. Sivage
Title: